Exhibit 23
                                                      Exelon Corporation
                                                      Form 11-K File No. 1-16169





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



              We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No.'s 333-37082, 333-49780 and 333-61390) of Exelon Corporation of our report as of December 31, 2003, dated June 11, 2004, pertaining to the financial statements of Exelon Corporation Employee Savings Plan, which appears in the Form 11-K.




                                            Washington, Pittman & McKeever, LLC


Chicago, Illinois
June 21, 2004




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